UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

Cott Corporation
(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6
5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (905) 672-1900
(813) 313-1800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2016, Cott Corporation (the "Company") issued a press release reporting financial results for the fiscal quarter ended April 2, 2016.  A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting of Shareowners (the "Meeting") was held on Tuesday, May 3, 2016. As at the record date of March 15, 2016, 122,672,005 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Mark Benadiba, Jerry Fowden, David T. Gibbons, Stephen H. Halperin, Betty Jane Hess, Gregory R. Monahan, Mario Pilozzi, Andrew Prozes, Eric S. Rosenfeld and Graham W. Savage to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold	Broker non-votes
Mark Benadiba	66,890,407	-	13,140,262	4,659,431

Jerry Fowden	79,709,935	-	320,734	4,659,431

David T. Gibbons	78,533,417	-	1,497,252	4,659,431

Stephen H. Halperin	76,890,066	-	3,140,603	4,659,431

Betty Jane Hess	67,247,430	-	12,783,239	4,659,431

Gregory R. Monahan	78,663,431	-	1,367,238	4,659,431

Mario Pilozzi	79,386,411	-	644,258	4,659,431

Andrew Prozes	78,712,053	-	1,318,616	4,659,431

Eric S. Rosenfeld	68,360,941	-	11,669,728	4,659,431

Graham W. Savage	78,188,564	-	1,842,105	4,659,431

Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered certified public accounting firm for its 2016 fiscal year.

For	Against	Withhold	Broker non-votes

84,271,063	407,116	11,921	-

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Withhold	Broker non-votes

78,555,767	1,440,941	33,959	4,659,433

Item 8.01. Other Events
On May 4, 2016, the Company announced that the Board of Directors declared a dividend of $0.06 per common share, payable in cash on June 15, 2016 to shareowners of record at the close of business on June 3, 2016.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 5, 2016 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Cott Corporation
(Registrant)

May 5, 2016	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 5, 2016 (furnished herewith).